SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                   May 1, 1998


                               USA NETWORKS, INC.
               (Exact name of registrant as specified in charter)

                                    Delaware
                          (State or other jurisdiction
                                of incorporation)


      0-20570                                          59-2712887
(Commission File No.)                       (IRS employer identification no.)


      152 West 57th Street, New York, NY                      10019
    (Address of principal executive offices)                (Zip Code)


               Registrant's telephone number, including area code:
                                 (212) 314-7300

ITEM 5.     OTHER EVENTS

            The unaudited combined consolidated financial statements of Universal Television Group as of December 31, 1997 and for the six-month period ended December 31, 1997 are filed herewith. In addition, unaudited pro forma combined financial statements filed herewith present the portion of the Universal Television Group acquired by USA Networks, Inc. (the "Registrant"). The Registrant completed its acquisition from Universal Studios, Inc. of USA Networks and the domestic production and distribution business of Universal Television Group on February 12, 1998.



ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS

            (c)   Exhibits.



                  99.1 Unaudited Combined Consolidated Financial Statements of Universal Television Group as of December 31, 1997 and for the Six-Month Period Ended December 31, 1997

                  99.2 Unaudited Pro Forma Combined Condensed Financial Statements at December 31, 1997 and for the year ended December 31, 1997

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    USA NETWORKS, INC.



                                    By:   /s/ Thomas J. Kuhn
                                    Name:     Thomas J. Kuhn
                                    Title:    Senior Vice President
                                              and General Counsel





Date:  May 1, 1998

                                  EXHIBIT INDEX



Exhibit
  No.               Description

 99.1 Unaudited Combined Consolidated Financial Statements of Universal Television Group as of December 31, 1997 and for the Six-Month Period Ended December 31, 1997

 99.2 Unaudited Pro Forma Combined Condensed Financial Statements at December 31, 1997 and for the year ended December 31, 1997